UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Sections 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2003

American Seafoods Group LLC

(Exact name of registrant as specified in its charter)

Delaware	333-90436	22-3702647
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Market Place Tower 2025 First Avenue Suite 1200 Seattle, Washington	98121
(Address of principal executive offices)	(Zip Code)

(206) 374-1515

(Registrant’s telephone number, including area code)

ITEM 9. REGULATION FD DISCLOSURE

Attached hereto as Exhibit 99.1, but only furnished pursuant to Item 12 of this Report, is the registrant’s press release dated August 6, 2003 announcing the Company’s earnings for the quarter ended June 30, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Attached hereto as Exhibit 99.1 is the registrant’s press release dated August 6, 2003 announcing the Company’s earnings for the quarter ended June 30, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN SEAFOODS GROUP LLC (Registrant)

Date: August 6, 2003	By:	/s/ BRAD BODENMAN
Brad Bodenman Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	American Seafoods Group LLC’s press release dated August 6, 2003 announcing the Company’s earnings for the quarter ended June 30, 2003. This Exhibit pertains to Item 12 of this Report on Form 8-K.